    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 18, 2000
                                                     REGISTRATION NO. 333-____
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                       WORKGROUP TECHNOLOGY CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

               DELAWARE                                04-3153644
    (State or Other Jurisdiction of       (I.R.S. Employer Identification No.)
    Incorporation or Organization)

                              91 HARTWELL AVENUE
                             LEXINGTON, MA  02421
                   (Address of Principal Executive Offices)
                             ____________________

                             AMENDED AND RESTATED
                 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                           (Full Title of the Plan)
                             ____________________

                              PATRICK H. KAREIVA
                 CHAIRMAN, PRESIDENT, CHIEF EXECUTIVE OFFICER,
               CHIEF FINANCIAL OFFICER, TREASURER AND SECRETARY
                       WORKGROUP TECHNOLOGY CORPORATION
                              91 HARTWELL AVENUE
                             LEXINGTON, MA  02421
                    (Name and Address of Agent For Service)

                                (781) 674-2000
         (Telephone Number, Including Area Code, of Agent For Service)
                             ____________________
                                  Copies to:

                             Andrew E. Taylor, Jr.
                        Testa, Hurwitz & Thibeault, LLP
                                125 High Street
                          Boston, Massachusetts 02110
                                (617) 248-7000

===========================================================================================================

                                  CALCULATION OF REGISTRATION FEE

==========================================================================================================

     TITLE OF                                PROPOSED MAXIMUM      PROPOSED MAXIMUM
 SECURITIES TO BE        AMOUNT TO BE      OFFERING PRICE PER    AGGREGATE OFFERING         AMOUNT OF
   REGISTERED            REGISTERED               SHARE                 PRICE           REGISTRATION FEE
   -----------           ----------               -----                 -----           ----------------
OPTIONS GRANTED
-------------------
Common Stock, $.01           28,498 shares            $0.56               $15,959                $5.00
 par value (1)

OPTIONS RESERVED FOR GRANT
-------------------
Common Stock, $.01          171,502 shares            $0.61              $104,617               $28.00
 par value (2)
===========================================================================================================

   (1) All of such shares are issuable upon the exercise of outstanding options to purchase the number of shares at the exercise price listed above. Pursuant to Rule 457(h)(1), the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

   (2) None of such shares are subject to outstanding options. The exercise price of such options shall be determined at the time of grant. Accordingly, pursuant to Rule 457(h)(1), the price of $0.61 per share, which is the average of the high and low prices reported on the Nasdaq National Market on August 16, 2000, is set forth solely for purposes of calculating the filing fee.

   This Registration Statement registers additional securities of the same class as other securities for which a Registration Statement on Form S-8 (No. 333-09161) relating to Workgroup Technology Corporation's 1996 Non-Employee Director Stock Option Plan is effective. Pursuant to General Instruction E of Form S-8, the contents of the above-listed Registration Statements are hereby incorporated by reference.

ITEM 8.  EXHIBITS.

 Exhibit No.    Description of Exhibit
 -----------    ----------------------

    4.1 Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-00810) and incorporated herein by reference)

    4.2 By-laws of the Registrant as amended (filed as Exhibit 3.4 to the Company's Registration Statement on Form S-1 (No. 333-00810) and incorporated herein by reference)

    4.3         Amended and Restated 1996 Non-Employee Director Stock Option
                Plan

    5.1         Opinion of Testa, Hurwitz & Thibeault, LLP

    23.1        Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit
                5.1)

    23.2        Consent of PricewaterhouseCoopers LLP

    24.1 Power of Attorney (included as part of the signature page of this Registration Statement)

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lexington, in the Commonwealth of Massachusetts, on this 18th day of August, 2000.

                               WORKGROUP TECHNOLOGY CORPORATION


                               By: /s/ Patrick H. Kareiva
                                  -----------------------
                                  Patrick H. Kareiva
                                  Chairman, Director, President, Chief Executive
                                  Officer, Chief Financial Officer, Treasurer
                                  and Secretary

                        POWER OF ATTORNEY AND SIGNATURES

   We, the undersigned officers and directors of Workgroup Technology
Corporation, hereby severally constitute and appoint Patrick H. Kareiva our true and lawful attorney, with full power to sign for us in our names in the capacities indicated below, any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and generally to do all things in our names and on our behalf in our capacities as officers and directors to enable
Workgroup Technology Corporation, to comply with the provisions of the Securities Act of 1933, as amended, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said
Registration Statement and all amendments thereto.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

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
         SIGNATURE                                TITLE                                        DATE

/s/ Patrick H. Kareiva             Chairman, Director, President, Chief Executive           August 18, 2000
---------------------------------  Officer, Chief Financial Officer, Treasurer and
Patrick H. Kareiva                 Secretary (Principal Executive Officer and
                                   Principal Financial and Accounting Officer)


/s/ James M. McConnell             Director                                                 August 18, 2000
---------------------------------
James M. McConnell

/s/ Douglas A. Catalano            Director                                                 August 18, 2000
---------------------------------
Douglas A. Catalano

                                 EXHIBIT INDEX


Exhibit No.     Description of Exhibit
-----------     ----------------------

    4.1 Amended and Restated Certificate of Incorporation of the Registrant (filed as Exhibit 3.2 to the Company's Registration Statement on Form S-1 (No. 333-00810) and incorporated herein by reference)

    4.2 By-laws of the Registrant as amended (filed as Exhibit 3.4 to the Company's Registration Statement on Form S-1 (No. 333-00810) and incorporated herein by reference)

    4.3         Amended and Restated 1996 Non-Employee Director Stock Option
                Plan

    5.1         Opinion of Testa, Hurwitz & Thibeault, LLP

    23.1        Consent of Testa, Hurwitz & Thibeault, LLP (included in Exhibit
                5.1)

    23.2        Consent of PricewaterhouseCoopers LLP

    24.1 Power of Attorney (included as part of the signature page of this Registration Statement)